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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 28, 1999


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)






   New York                           1-892                      34-0252680
(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
Incorporation)

                                3 Coliseum Centre
                              2550 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000


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ITEM 5.  OTHER EVENTS

         On October 28, 1999, The B.F.Goodrich Company issued a press release announcing its earnings for the three-month and nine-month periods ended September 30, 1999. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a)   Financial Statements

         None. The financial statements included in this report are not required to be filed as part of this report.

   (b)   Pro Forma Financial Information

         None.

   (c)   Exhibits

         Exhibit 99.1 The B.F.Goodrich Company Press Release dated October 28, 1999 titled "BFGoodrich reports consolidated 1999 third-quarter results."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE B.F.GOODRICH COMPANY
                                       (Registrant)


Date:  October 29, 1999                By:   /s/ Robert D. Koney, Jr.
                                             ----------------------------------
                                             Robert D. Koney, Jr.
                                             Vice President and Controller



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